UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2007
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16295 (Commission File Number)	75-2759650 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On April 17, 2007, Encore Acquisition Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its purchase of certain oil and natural gas properties and related assets in the Williston Basin of Montana and North Dakota (the “Anadarko Williston Basin Operations”) from Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP. In addition, as previously disclosed in the Company’s Current Reports on Form 8-K and Form 8-K/A filed on March 13, 2007 and May 23, 2007, respectively, the Company recently closed the purchase of certain oil and natural gas properties and related assets in the Big Horn Basin of Montana and Wyoming (the “Anadarko Big Horn Basin Operations”) from Clear Fork Pipeline Company, Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the audited annual financial statements of the Anadarko Williston Basin Operations, the unaudited quarterly financial statements of the Anadarko Williston Basin Operations, together with the Anadarko Big Horn Basin Operations (collectively, the “Anadarko Operations”), and the unaudited pro forma financial statements of the Company required by Item 9.01. No other amendments to the Initial Report are being made by the Amendment.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference.

Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006, a copy of which is attached as Exhibit 99.5 to this Current Report on Form 8-K/A and is incorporated by reference.

(d)	Exhibits
23.1	Consent of KPMG LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004.

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006.

99.5	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: June 27, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004.

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006.

99.5	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.